UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

REXNORD CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

To Be Held Virtually At:

https://web.lumiagm.com/210483502 (password: rex2020)

on July 23, 2020, at 9:00 a.m. Central Time

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below no later than July 9, 2020.

Please visit http://www.astproxyportal.com/ast/17558/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) in the United States or 718-921-8562 from other countries
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet, please visit https://web.lumiagm.com/210483502 (password: rex2020) and be sure to have available the control number.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call.

MAIL: You may request a proxy card by following the instructions above.

Matters to be acted on at the Annual Meeting:		Notice of, and Information regarding, the Annual Meeting

1.	The election of each of the following nominees as a director for a three-year term expiring in 2023:	Date: July 23, 2020	Time: 9:00 a.m. Central Time
	NOMINEES: Thomas D. Christopoul John S. Stroup Peggy N. Troy	Location: For holders of record as of:	https://web.lumiagm.com/210483502 (password: rex2020) May 26, 2020

You are receiving this communication because you hold shares in Rexnord Corporation, and the materials you should review before you cast your vote are now available.
2.	Advisory vote to approve the compensation of Rexnord Corporation’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement.

3.	Ratification of the selection of Ernst & Young LLP as Rexnord Corporation’s independent registered public accounting firm for the transition period from April 1, 2020, to December 31, 2020.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

Please note that you cannot use this notice to vote by mail.